UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant:	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TREND MINING COMPANY
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐

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TREND MINING COMPANY
5349 South Prince Street
Littleton, Colorado 80120

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on December 22, 2006

To the Stockholders of
TREND MINING COMPANY:

The 2006 Special Meeting of Stockholders of Trend Mining Company originally scheduled for Friday, November 10, 2006, has been rescheduled and will be held at 51 New Orleans Road, Suite 1a, Hilton Head, South Carolina 29928 on Friday, December 22, 2006 at 10:00 a.m. local time.

The purpose of the meeting is to:

1.

To approve our Amended and Restated Certificate of Incorporation primarily for the purpose of (i) increasing our authorized common stock to 250,000,000 shares and (ii) deleting Section 4.4 of the Company’s Certificate of Incorporation, which would undesignate the rights, preferences and privileges of the Series A Preferred Stock; and

2.

Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Information concerning the matters to be acted upon at the Special Meeting is set forth in the Proxy Statement previously sent to you on or about October 27, 2006.

Only holders of record of shares of our common stock at the close of business on October 24, 2006 (the “Record Date”) are entitled to receive notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. As of the Record Date, there were 49,179,170 shares of our common stock outstanding. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose relevant to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our principal executive offices located at 5349 South Prince Street, Littleton, Colorado 80120.

Stockholders are cordially invited to attend the Special Meeting. If you wish to vote shares held in your name in person at the meeting, please bring your proxy card or a copy of your proxy card and picture identification to the meeting. Please use the enclosed proxy card rather than the proxy card attached to the previously distributed Proxy Statement. If you hold your shares through an intermediary, such as a broker, bank or other nominee, you must present proof of ownership at the meeting. Proof of ownership could include a proxy from your broker, bank or other nominee or a copy of your account statement.

Please date, sign and mail the enclosed proxy card as soon as possible to ensure that you are represented at the meeting. Please use the enclosed proxy card rather than the proxy card attached to the previously distributed Proxy Statement. We have enclosed a return envelope, which requires no postage if mailed in the United States. You may also vote by faxing a copy of your executed proxy card to (303) 282-5800.

By Order of the Board of Directors,
/s/ Thomas A. Loucks
Thomas A. Loucks President and Chief Executive Officer
Littleton, Colorado November 20, 2006

TREND MINING COMPANY

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS

December 22, 2006

FOLD AND DETACH HERE

SPECIAL MEETING OF STOCKHOLDERS OF
TREND MINING COMPANY

This Proxy is solicited on behalf of the Board of Directors.

The undersigned, revoking any proxies previously granted, hereby appoints THOMAS LOUCKS and JOHN RYAN, or either one or more of them, the true and lawful attorneys of the undersigned, with power of substitution, to vote as proxies for the undersigned at the special meeting of stockholders of Trend Mining Company to be held at 51 New Orleans Road, Suite 1a, Hilton Head, South Carolina, on December 22, 2006, at 10:00 a.m. local time, and at any or all adjournments thereof, according to the number of shares of common stock or preferred stock that the undersigned would be entitled to vote if then personally present, in the proposals below and upon other matters properly coming before the meeting.  In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting. If no contrary indication is made, this proxy will be voted FOR the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The board of directors of Trend Mining Company recommends a vote FOR the following:

1.

To approve our Amended and Restated Certificate of Incorporation primarily for the purpose of (i) increasing our authorized common stock to 250,000,000 shares and (ii) deleting Section 4.4 of the Company’s Certificate of Incorporation, which would undesignate the rights, preferences and privileges of the Series A Preferred Stock.

	For	Against	Abstain
	☐	☐	☐

Vote:

To vote via proxy, mark, sign and date the proxy card below and return to:
Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

In addition, the stockholders may transact any other business that properly may come before the special meeting or any continuation, adjournment or postponement thereof. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement accompanying such Notice, revokes any proxy or proxies heretofore given to vote upon or act with respect to the undersigned’s shares and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

NOTE: WHEN SIGNING AS EXECUTOR, ADMI-NISTRATOR, ATTORNEY, TRUSTEE OR GUAR-DIAN, ETC., PLEASE GIVE YOUR FULL TITLE.

Date __________________________________________

Please Print Stockholder’s Name(s) _________________

______________________________________________

Signature ______________________________________

Signature (Joint Owner) __________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.